EMPLOYEES' RETIREMENT PLANS	12 Months Ended
Jul. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

9. EMPLOYEES’ RETIREMENT PLANS:

     The Company contributes to a union sponsored multi-employer pension plan covering its union employees. The Company contributions to the pension plan for the years ended July 31, 2012, 2011 and 2010 were $29,628, $27,039 and $23,142, respectively. Contributions and costs are determined in accordance with the provisions of negotiated labor contracts or terms of the plans. The Company also contributes to union sponsored health benefit plans.

Contingent liability for pension plan

     Information as to the Company’s portion of accumulated pension plan benefits and plan assets is not reported separately by the union sponsored pension plan. A contingent liability may exist because an employer under the Employee Retirement Income Security Act, upon withdrawal from a multi-employer defined benefit plan, is required to continue to pay its proportionate share of the plan’s unfunded vested benefits, if any. The liability under this provision has not been determined; however, the Company has no intention of withdrawing from the plan. Union annuity and health and welfare benefits plans are defined contribution plans and do not have unfunded vested benefits.

     The Company sponsors a non-contributory Money Purchase Plan covering substantially all of its non-union employees. Operations were charged $334,152, $340,751 and $330,789 as contributions to the Plan for fiscal years 2012, 2011 and 2010, respectively.